SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K/A

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: December 8, 2005


                                 LIFE USA, INC.
                        --------------------------------
              (Exact name of registrant as specified in its charter)



 COLORADO                       000-50294                84-142675
- - ----------------           -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation)                                          pre-merger)



              1020 W. Timbervale Trail, Highlands Ranch, CO   80219
           ----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Item 8.01.    Other Events.

This Form 8K/A is filed to provide the Financial Statements and Proforma Consolidated Financial Information with SEC Rules and Regulations, supplementally to the Acquisition discussed in the 8/K filed by the Company on September 13, 2005. The Financial Statements attached hereto as Exhibit 99.1 are the audited Financial Statements of the wholly owned subsidiary, Nuero Nutrition, Inc. as of September 30, 2005. The Proforma Consolidated Financial Statements show (unaudited) Neuro Nutrition, Inc. as consolidated into Life USA, Inc. as of September 30, 2005, - Exhibit 99.2.

Item 9.    Financial Statement and Exhibits.

Exhibit     Description
 Number
- -------     -----------


  99.1 Financial Statements of Neuro Nutrition, Inc.for period ended September 30, 2005

  99.2      Pro Forma Consolidated Financial Information as of September 30,
            2005)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Life USA , Inc.

                                        By:  /s/ Michael Schuett
                                            ------------------------------------

                                           President and Chief Operating Officer

Dated: December 8, 2005